UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2016

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Registrant hereby furnishes the information set forth in its News Release, dated July 21, 2016, announcing operating results for the three month period ended June 30, 2016, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On July 22, 2016, the Registrant held a conference call and web cast with respect to its financial results for the three month period ended June 30, 2016. The conference call scripts of Gail M. Peck, Vice President, Finance and Treasurer; S. Theis Rice, Senior Vice President and Chief Legal Officer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups; D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups; and James E. Perry, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7, respectively, and incorporated herein by reference.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 7.01 Regulation FD Disclosure.

See "Item 2.02 — Results of Operations and Financial Condition."

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:
Exhibit No. / Description
99.1 News Release dated July 21, 2016 with respect to the operating results for the three month period ended June 30, 2016.
99.2 Conference call script of July 22, 2016 of Gail M. Peck, Vice President, Finance and Treasurer.
99.3 Conference call script of July 22, 2016 of S. Theis Rice, Senior Vice President and Chief Legal Officer.
99.4 Conference call script of July 22, 2016 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.5 Conference call script of July 22, 2016 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups.
99.6 Conference call script of July 22, 2016 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.
99.7 Conference call script of July 22, 2016 of James E. Perry, Senior Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

July 22, 2016	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	News Release dated July 21, 2016 with respect to the operating results for the three month period ended March 31, 2016.
99.2	Conference call script of July 22, 2016 of Gail M. Peck, Vice President, Finance and Treasurer.
99.3	Conference call script of July 22, 2016 of S. Theis Rice, Senior Vice President and Chief Legal Officer.
99.4	Conference call script of July 22, 2016 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.5	Conference call script of July 22, 2016 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups.
99.6	Conference call script of July 22, 2016 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.
99.7	Conference call script of July 22, 2016 of James E. Perry, Senior Vice President and Chief Financial Officer.